Employee benefits (Tables)	12 Months Ended
Dec. 31, 2024
Employee benefits
Schedule of cash award expenses related to tax effects

	Year ended December 31,
	2022	2023	2024

	(in thousands)
Cost of revenues	$505	174	60
Research and development	20,792	15,273	6,193
General and administrative	2,250	1,401	546
Sales and marketing	4,147	2,797	1,086
Total compensation	$27,694	19,645	7,885
Income tax benefit	$5,641	4,167	1,770